SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549




                          FORM 8-K




       Current Report Pursuant to Section 13 or 15(D) of the Securities and Exchange Act of 1934



Date of Report (date of earliest event reported):March 13,1998



                RED OAK HEREFORD FARMS, INC.
   (Exact Name of Registrant as Specified in its Charter)




                           NEVADA
       (State or Other Jurisdiction of Incorporation)




              33-89714                  84-1120614
      (Commission File Number)  (Employer Identification Number)






          2010 Commerce Drive, Red Oak, Iowa 51566
          (Address of Principal Executive Offices)




Registrant's Telephone Number,including Area Code:(712)623-9224

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)  The company has retained BDO Seidman, LLP effective
  March 13, 1998, as the registrant's certifying accountant.




                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         RED OAK HEREFORD FARMS, INC.

Date:  March 13, 1998

                         By: /s/  Gordon Reisinger
                                  Gordon Reisinger
                                  President and
                                  Chief Accounting Officer